UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 11, 2011

THE WENDY’S COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1155 Perimeter Center West, Atlanta, GA		30338
(Address of principal executive offices)		(Zip Code)
(678) 514-4100
(Registrant’s telephone number, including area code)

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Item 2.02.     Results of Operations and Financial Condition.

On August 11, 2011, The Wendy’s Company (the “Company”) issued a press release announcing its results for the fiscal quarter ended July 3, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A schedule showing detail of special items and reconciliation for adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted general and administrative (“G&A”) is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including the exhibits furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

99.1    Press release of The Wendy’s Company dated August 11, 2011.
99.2 Detail of special items and reconciliation for adjusted EBITDA and adjusted G&A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY
By:/s/ STEPHEN E. HARE
Stephen E. Hare
Senior Vice President
and Chief Financial Officer

Dated: August 11, 2011

EXHIBIT INDEX

Exhibit	Description

99.1	Press release of The Wendy’s Company dated August 11, 2011.
99.2	Detail of special items and reconciliation for adjusted EBITDA and adjusted G&A.